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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): February 9, 2000


                               Azul Holdings Inc.
             ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
             ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


   000-14747                              04-2751102
---------------------              ---------------------------
(Commission File Number)        (I.R.S. Employer Identification No.)


30 New Crossing Road
Reading, MA                                       01867
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(Address of principal executive offices)        (Zip Code)


                                 (781) 756-4400
                        -------------------------------
              (Registrant's telephone number including area code)

                        -------------------------------
          Former Name or Former Address, if Changed Since Last Report

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Item 5.   Other Events.
     On February 9, 2000, the Company's majority-owned operating subsidiary, Xyvision Enterprise Solutions, Inc. (XyEnterprise), announced that it had sold $6 million of its Class B Common Stock to investors in a private placement. The purchasers included several new investors, including Pennsylvania Merchant Group and Friendly Capital. A portion of the Class B Common Stock was issued to existing investor Jeffrey L. Neuman as trustee of the Tudor Trust u/d/t December 12, 1997, and to Saltzman Partners, an entity controlled by James Saltzman, in exchange for the foregiveness by those entities of certain indebtedness owed to them by the Company. Mr. Neuman and Mr. Saltzman are directors of the Company and XyEnterprise. The full text of the Company's press release issued in connection with the foregoing matters is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
     (c) Exhibits.

     See Exhibit Index attached hereto.



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                                   SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 9, 2000                         AZUL HOLDINGS INC.
                                       -------------------------------
                                                  (Registrant)



                                      By: /s/ Wendy Darland
                                          -------------------------------
                                          Wendy Darland
                                          Vice President, Chief Financial
                                          Officer,
                                          Secretary and Treasurer



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                              EXHIBIT INDEX



 Exhibit
 Number     Description
--          --------------
99          Press Release

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